MORGAN STANLEY DEAN WITTER VALUE FUND                     Two World Trade Center

LETTER TO THE SHAREHOLDERS March 31, 2000               New York, New York 10048

DEAR SHAREHOLDER:

The six-month period ended March 31, 2000, was a challenging one for value investors. Led by large-capitalization growth stocks in general and a white-hot technology sector, the U.S. equity markets rose 17.50 percent for the period, as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500).(1) Growth-oriented stocks outperformed value-oriented issues throughout this period as investors continued to believe in and invest in the sustainability of the growth of the largest companies. The performance of the market was narrow throughout most of 1999, although some broadening did occur late in the year.

Increased volatility marked the U.S. equity markets in the first quarter of 2000. While the S&P 500 increased 2.29 percent overall for the quarter, it had been down as much as 8 percent in late February. Growth continued to outperform value for the quarter, with the Russell 1000 Growth Index appreciating 7.13 percent versus 0.48 percent for the Russell 1000 Value Index. The market remained extremely narrow, with technology stocks the dominant contributor to the S&P 500's performance. However, technology underperformed late in the quarter as investor attention shifted toward beaten-down old-economy companies, several prominent tech names (e.g., Microsoft, Lucent, Yahoo, America Online) being among the index's biggest detractors in the quarter.

PERFORMANCE

The difficult market environment for low price/earnings (P/E) value investing is reflected in Morgan Stanley Dean Witter Value Fund's performance. For the six-month period ended March 31, 2000, the Fund's Class A, B, C and D shares returned 3.55 percent, 3.14 percent, 3.02 percent and 3.76 percent, respectively. For the same period, the S&P 500 returned 17.50 percent. The performance of the Fund's four share classes varies because of differing expenses. Total return figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges.

---------------------
(1) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER VALUE FUND

LETTER TO THE SHAREHOLDERS March 31, 2000 continued

According to Miller Anderson & Sherrerd, LLP (MAS), the Fund's sub-advisor, both stock and sector selection, including a significant underweighting of technology, contributed to the Fund's underperformance of its benchmark index. Also contributing to the Fund's underperformance was the Fund's large commitments to financials and large- and mid-cap cyclicals. In the stock selection area, the Fund's individual holdings in the technology, financial, retail and basic resource sectors underperformed their benchmark counterparts.

A closer look at the Fund's investment returns reveals that virtually all of the Fund's underperformance resulted from strict adherence to its investment philosophy and discipline.

Low P/E stocks generated the lowest returns, high P/E issues the highest returns during the period under review.

PORTFOLIO STRATEGY

When selecting securities for the Fund's portfolio, MAS utilizes a disciplined stock valuation process. The Fund's management process is executed in two stages. An initial screen identifies companies with flat or positive earnings growth that have underperformed the broad market averages and have valuations that fall into the lower segment of the investment universe. In the second stage, fundamental analysis is used to determine the cyclical sustainability of earnings and the competitive dynamics of the company. This approach is fortified by attention to risk management. Portfolio diversification is emphasized in terms of both sectors and stocks. The Fund also utilizes a strict sell discipline, which generally calls for the sale of any stock that satisfies one or more of three sell criteria: price appreciation, earnings deterioration or negative fundamental change.

The Fund's sector allocations are reflective of its commitment to low P/E investing. The largest sector exposures included those with notable economic sensitivity such as consumer durables, capital goods, basic materials and transportation companies. MAS expects that most of the Fund's holdings in companies in these sectors will benefit from a still healthy domestic economy and improving global economic activity. Noncyclical sector overweightings included financial and health-care services.

In financial services, the Fund continues to favor money centers, large regional banks and insurance stocks. These companies have maintained some of the lowest relative valuations ever seen for high-quality financial-service franchises. When the Fed's actions to slow the domestic economy succeed and interest rates peak, MAS believes that financials could have a relatively strong performance rally. Also, merger and acquisition activity is expected to pick up in 2000 as large banks continue to acquire others as well as mid-sized insurance companies.

The other notable sector commitment is the Fund's large position in health-care services. While this sector exposure represents a modest overweighting versus the benchmark index, it demonstrates a

MORGAN STANLEY DEAN WITTER VALUE FUND

LETTER TO THE SHAREHOLDERS March 31, 2000 continued

significant overweighting versus the Fund's low P/E universe as well as the popular value benchmarks. Two industries represent the bulk of the position: hospital-management companies and managed-care companies. The former are moderate but consistent growers generating healthy cash flow and trading at deep discounts to the benchmark index. Recent actions in Washington to raise reimbursement levels, as well as improved pricing flexibility for health maintenance organizations (HMOs), should provide hospitals with the opportunity to increase revenues and profit margins in 2000. MAS believes that managed-care companies suffer today from unfounded political and legal concerns while their business conditions are quite healthy. Current fundamentals are characterized by strong pricing, still reasonable unit growth and further industry consolidation. Should the political and legal concerns abate, HMO stocks maintain the potential for significant relative valuation improvements in the year ahead.

Notable underweightings in the portfolio include technology, utilities, consumer services and consumer staples. The most significant impact on relative performance recently was the Fund's small position in technology stocks. The extremely high valuations for most technology companies generally preclude ownership of them in the Fund's low P/E portfolio.

LOOKING AHEAD

MAS considers that the relative valuation characteristics remain quite favorable in the value strategy. The Fund's P/E multiple, price-to-cash-flow and price-to-sales ratios are all at substantial discounts to the benchmark index, in keeping with the Fund's portfolio methodology. When investor psychology shifts meaningfully and market rotation moves away from, for example, the technology-dominated mega-cap growth issues, which have been such strong market leaders, the Fund should be well positioned for very positive relative performance comparisons.

We appreciate your ongoing support of Morgan Stanley Dean Witter Value Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER VALUE FUND

FUND PERFORMANCE March 31, 2000

                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                    CLASS A*
------------------------------------------------
PERIOD ENDED 3/31/00
--------------------------
Since Inception (11/25/98)  (2.66)(1)  (6.48)(2)
1 Year                       0.31(1)   (4.95)(2)

                    CLASS C+
------------------------------------------------
PERIOD ENDED 3/31/00
--------------------------
Since Inception (11/25/98)  (3.39)(1)  (3.39)(2)
1 Year                      (0.42)(1)  (1.41)(2)

                   CLASS B**
------------------------------------------------
PERIOD ENDED 3/31/00
--------------------------
Since Inception (11/25/98)  (3.39)(1)  (6.28)(2)
1 Year                      (0.42)(1)  (5.40)(2)

                   CLASS D++
------------------------------------------------
PERIOD ENDED 3/31/00
--------------------------
Since Inception (11/25/98)  (2.35)(1)
1 Year                       0.73 (1)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE.
WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
---------------------

(1)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See
     the Fund's current prospectus for complete details on fees and sales charges.
*    The maximum front-end sales charge for Class A is 5.25%.
**   The maximum contingent deferred sales charge (CDSC) for
     Class B is 5.0%. The CDSC declines to 0% after six years.
+    The maximum CDSC for Class C shares is 1% for shares
     redeemed within one year of purchase.
++   Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER VALUE FUND

PORTFOLIO OF INVESTMENTS March 31, 2000 (unaudited)

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
            COMMON STOCKS (97.8%)
            Agricultural Chemicals (0.8%)
  70,200    IMC Global, Inc..............  $  1,031,063
                                           ------------

            Airlines (1.1%)
  26,900    AMR Corp.*...................       857,438
   9,100    Delta Air Lines, Inc.........       484,575
                                           ------------
                                              1,342,013
                                           ------------
            Aluminum (1.0%)
  17,000    Alcoa Inc....................     1,194,250
                                           ------------
            Apparel (1.6%)
  24,300    Jones Apparel Group, Inc.*...       774,563
  26,200    Liz Claiborne, Inc...........     1,200,287
                                           ------------
                                              1,974,850
                                           ------------
            Auto Parts: O.E.M. (1.9%)
  36,500    Delphi Automotive Systems
             Corp........................       584,000
  22,900    Eaton Corp...................     1,786,200
                                           ------------
                                              2,370,200
                                           ------------
            Building Materials (1.9%)
 116,700    Owens Corning................     2,261,063
                                           ------------

            Construction/Agricultural Equipment/ Trucks
             (2.0%)
  50,100    Cummins Engine Co., Inc......     1,881,881
  12,800    Navistar International
             Corp.*......................       513,600
                                           ------------
                                              2,395,481
                                           ------------
            Consumer Electronics/Appliances (1.0%)
  21,500    Whirlpool Corp...............     1,260,438
                                           ------------

            Contract Drilling (3.4%)
  69,900    Noble Drilling Corp.*........     2,896,481
  67,300    R & B Falcon Corp.*..........     1,324,969
                                           ------------
                                              4,221,450
                                           ------------
            Diversified Financial Services (2.8%)
  35,500    AXA Financial, Inc...........     1,273,563
  36,100    Citigroup, Inc...............     2,141,181
                                           ------------
                                              3,414,744
                                           ------------
            Diversified Manufacturing (2.2%)
  28,400    Dover Corp...................     1,359,650
  25,700    Honeywell International
             Inc.........................     1,354,069
                                           ------------
                                              2,713,719
                                           ------------
            E.D.P. Peripherals (0.6%)
  63,200    Quantum Corp. - DLT & Storage
             Systems*....................       754,450
                                           ------------

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------

            E.D.P. Services (1.4%)
  39,300    First Data Corp..............  $  1,739,025
                                           ------------

            Electric Utilities (1.7%)
  10,000    Cinergy Corp.................       215,000
  14,200    Duke Energy Corp.............       745,500
  25,900    PG & E Corp..................       543,900
  25,900    Southern Co..................       563,325
                                           ------------
                                              2,067,725
                                           ------------
            Electrical Products (0.8%)
  28,000    Cooper Industries, Inc.......       980,000
                                           ------------

            Electronic Distributors (0.5%)
   9,700    Avnet, Inc...................       611,100
                                           ------------

            Finance Companies (0.6%)
  18,000    Household International,
             Inc.........................       671,625
                                           ------------

            Fluid Controls (1.6%)
  48,600    Parker-Hannifin Corp.........     2,007,788
                                           ------------

            Forest Products (1.0%)
  21,600    Weyerhaeuser Co..............     1,231,200
                                           ------------

            Hospital/Nursing Management (5.0%)
  96,500    Columbia/HCA Healthcare
             Corp........................     2,442,656
 161,600    Tenet Healthcare Corp.*......     3,716,799
                                           ------------
                                              6,159,455
                                           ------------
            Integrated Oil Companies (2.2%)
  26,100    Conoco, Inc. (Class B).......       668,813
  16,000    Exxon Mobil Corp.............     1,245,000
  13,800    Texaco, Inc..................       740,025
                                           ------------
                                              2,653,838
                                           ------------
            Life Insurance (3.1%)
  43,500    American General Corp........     2,441,438
  41,000    ReliaStar Financial Corp.....     1,388,875
                                           ------------
                                              3,830,313
                                           ------------
            Major Banks (9.6%)
  41,900    Bank of America Corp.........     2,197,131
  24,700    Bank One Corp................       849,063
  32,900    Chase Manhattan Corp.
             (The).......................     2,868,468
  58,078    FleetBoston Financial Corp...     2,119,847
  52,300    PNC Bank Corp................     2,356,768
  33,300    Wells Fargo & Co.............     1,363,219
                                           ------------
                                             11,754,496
                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VALUE FUND

PORTFOLIO OF INVESTMENTS March 31, 2000 (unaudited) continued

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
            Major Chemicals (2.7%)
  11,100    Dow Chemical Co..............  $  1,265,400
  39,200    Du Pont (E.I.) de Nemours &
             Co., Inc....................     2,072,700
                                           ------------
                                              3,338,100
                                           ------------
            Major U.S. Telecommunications (10.0%)
  77,600    AT&T Corp....................     4,364,999
  36,800    Bell Atlantic Corp...........     2,249,400
  40,000    BellSouth Corp...............     1,880,000
  24,400    GTE Corp.....................     1,732,400
  48,500    SBC Communications, Inc......     2,037,000
                                           ------------
                                             12,263,799
                                           ------------
            Managed Health Care (4.1%)
 258,400    Foundation Health Systems
             Inc. (Class A)*.............     2,067,200
  29,400    United HealthCare Corp.......     1,752,975
  16,800    Wellpoint Health Networks,
             Inc.*.......................     1,173,900
                                           ------------
                                              4,994,075
                                           ------------
            Medical Specialties (2.6%)
  30,800    Beckman Coulter, Inc.........     1,976,975
  46,200    St. Jude Medical, Inc.*......     1,192,538
                                           ------------
                                              3,169,513
                                           ------------
            Medical/Nursing Services (3.8%)
 826,100    Healthsouth Corp.*...........     4,595,181
                                           ------------

            Mid-Sized Banks (0.5%)
  29,100    Firstar Corp.................       667,481
                                           ------------

            Motor Vehicles (3.5%)
  67,400    Ford Motor Co................     3,096,187
  14,300    General Motors Corp..........     1,184,219
                                           ------------
                                              4,280,406
                                           ------------
            Multi-Line Insurance (4.1%)
  12,800    American International Group,
             Inc.........................     1,401,600
  23,600    CIGNA Corp...................     1,787,700
  35,700    Hartford Financial Services
             Group, Inc..................     1,883,174
                                           ------------
                                              5,072,474
                                           ------------
            Oil & Gas Production (1.1%)
  15,000    Anardarko Petroleum Corp.....       580,313
  15,000    Apache Corp..................       746,250
                                           ------------
                                              1,326,563
                                           ------------
            Oil Refining/Marketing (1.7%)
  68,700    Tosco Corp...................     2,091,056
                                           ------------

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
            Oil/Gas Transmission (0.8%)
  21,600    Coastal Corp.................  $    993,600
                                           ------------

            Oilfield Services/Equipment (3.1%)
   8,700    BJ Services Co.*.............       642,713
  46,000    Halliburton Co...............     1,886,000
  16,700    Smith International, Inc.*...     1,294,250
                                           ------------
                                              3,822,963
                                           ------------
            Paints/Coatings (0.9%)
  22,300    PPG Industries, Inc..........     1,166,569
                                           ------------

            Paper (1.0%)
  30,100    International Paper Co.......     1,286,775
                                           ------------

            Savings & Loan Associations (2.5%)
 113,600    Washington Mutual, Inc.......     3,010,400
                                           ------------

            Specialty Chemicals (5.1%)
  93,900    Engelhard Corp...............     1,420,238
  26,800    FMC Corp.*...................     1,514,200
  74,000    Lubrizol Corp. (The).........     2,132,124
  29,200    Praxair, Inc.................     1,215,450
                                           ------------
                                              6,282,012
                                           ------------
            Specialty Foods/Candy (1.0%)
  57,600    Universal Foods Corp.........     1,231,200
                                           ------------

            Specialty Steels (1.0%)
  24,500    Nucor Corp...................     1,225,000
                                           ------------

            Telecommunication Equipment (0.5%)
   4,000    Motorola, Inc................       569,500
                                           ------------

            TOTAL COMMON STOCKS
            (Identified Cost
            $122,126,742)................   120,026,953
                                           ------------
PRINCIPAL
AMOUNT IN
THOUSANDS
---------
            SHORT-TERM INVESTMENT (a) (3.0%)
            U.S. GOVERNMENT AGENCY
            Federal Home Loan Mortgage Corp.
$  3,750     6.05% due 04/03/00
             (Amortized Cost
             $3,748,740).................     3,748,740
                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VALUE FUND

PORTFOLIO OF INVESTMENTS March 31, 2000 (unaudited) continued


                                             VALUE
------------------------------------------------------
TOTAL INVESTMENTS
(Identified Cost $125,875,482) (b)... 100.8%   $123,775,693


LIABILITIES IN
EXCESS OF OTHER ASSETS...............   0.8       1,005,170
                                      -----  --------------

NET ASSETS........................... 100.0%   $122,770,523
                                      =====  ==============

---------------------
 *   Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $8,178,527 and the aggregate gross unrealized depreciation is $10,278,316, resulting in net unrealized depreciation of $2,099,789.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VALUE FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $125,875,482).............................  $123,775,693
Cash........................................................        71,168
Receivable for:
    Investments sold........................................     6,854,361
    Shares of beneficial interest sold......................       637,636
    Dividends...............................................       126,996
Prepaid expenses and other assets...........................        91,006
                                                              ------------
    TOTAL ASSETS............................................   131,556,860
                                                              ------------
LIABILITIES:
Payable for:
    Investments purchased...................................     7,213,355
    Shares of beneficial interest repurchased...............     1,352,074
    Investment management fee...............................        95,829
    Plan of distribution fee................................        90,115
Accrued expenses and other payables.........................        34,964
                                                              ------------
    TOTAL LIABILITIES.......................................     8,786,337
                                                              ------------
    NET ASSETS..............................................  $122,770,523
                                                              ============
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $131,111,022
Net unrealized depreciation.................................    (2,099,789)
Net investment loss.........................................      (141,532)
Accumulated net realized loss...............................    (6,099,178)
                                                              ------------
    NET ASSETS..............................................  $122,770,523
                                                              ============
CLASS A SHARES:
Net Assets..................................................    $4,919,828
Shares Outstanding (unlimited authorized, $.01 par value)...       510,674
    NET ASSET VALUE PER SHARE...............................         $9.63
                                                              ============
    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset value)........        $10.16
                                                              ============
CLASS B SHARES:
Net Assets..................................................  $106,369,961
Shares Outstanding (unlimited authorized, $.01 par value)...    11,146,494
    NET ASSET VALUE PER SHARE...............................         $9.54
                                                              ============
CLASS C SHARES:
Net Assets..................................................    $5,976,996
Shares Outstanding (unlimited authorized, $.01 par value)...       626,319
    NET ASSET VALUE PER SHARE...............................         $9.54
                                                              ============
CLASS D SHARES:
Net Assets..................................................    $5,503,738
Shares Outstanding (unlimited authorized, $.01 par value)...       568,940
    NET ASSET VALUE PER SHARE...............................         $9.67
                                                              ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VALUE FUND

STATEMENT OF OPERATIONS
For the six months ended March 31, 2000 (unaudited)

NET INVESTMENT LOSS:

INCOME
Dividends...................................................  $ 1,201,296
Interest....................................................       87,074
                                                              -----------

    TOTAL INCOME............................................    1,288,370
                                                              -----------

EXPENSES
Investment management fee...................................      625,689
Plan of distribution fee (Class A shares)...................        5,606
Plan of distribution fee (Class B shares)...................      564,495
Plan of distribution fee (Class C shares)...................       28,775
Transfer agent fees and expenses............................       91,271
Registration fees...........................................       45,734
Professional fees...........................................       25,613
Offering costs..............................................       17,047
Shareholder reports and notices.............................       12,415
Trustees' fees and expenses.................................        4,303
Other.......................................................        8,954
                                                              -----------

    TOTAL EXPENSES..........................................    1,429,902
                                                              -----------

    NET INVESTMENT LOSS.....................................     (141,532)
                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss...........................................   (4,639,201)
Net change in unrealized depreciation.......................    7,880,337
                                                              -----------

    NET GAIN................................................    3,241,136
                                                              -----------

NET INCREASE................................................  $ 3,099,604
                                                              ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                     FOR THE SIX    FOR THE PERIOD
                                                     MONTHS ENDED   NOVEMBER 25, 1998*
                                                      MARCH 31,         THROUGH
                                                         2000       SEPTEMBER 30, 1999
--------------------------------------------------------------------------------------
                                                     (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss................................  $  (141,532)      $   (204,273)
Net realized loss..................................   (4,639,201)        (1,459,977)
Net change in unrealized depreciation..............    7,880,337         (9,980,126)
                                                     ------------      ------------

    NET INCREASE (DECREASE)........................    3,099,604        (11,644,376)
                                                     ------------      ------------

DIVIDENDS TO SHAREHOLDERS IN EXCESS OF NET
INVESTMENT INCOME:
Class A shares.....................................      --                  (5,564)
Class B shares.....................................      --                 (65,573)
Class C shares.....................................      --                  (3,827)
Class D shares.....................................      --                     (40)
                                                     ------------      ------------

    TOTAL DIVIDENDS................................      --                 (75,004)
                                                     ------------      ------------

Net increase (decrease) from transactions in shares
 of beneficial interest............................  (14,476,893)       145,767,192
                                                     ------------      ------------

    NET INCREASE (DECREASE)........................  (11,377,289)       134,047,812

NET ASSETS:
Beginning of period................................  134,147,812            100,000
                                                     ------------      ------------
    END OF PERIOD
    (Including a net investment loss of $141,532
    and $0, respectively)..........................  $122,770,523      $134,147,812
                                                     ============      ============

---------------------

* Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2000 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Value Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is total return. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 65% of the value of its total assets in common stocks and other equity securities that are believed to be relatively undervalued based primarily on price/earnings ratios, as well as on various other value measures. The Fund was organized as a Massachusetts business trust on June 9, 1998 and had no operations other than those relating to organizational matters and the issuance of 2,500 shares of beneficial interest by each class for $25,000 of each class to Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on November 25, 1998.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager or Miller Anderson & Sherrerd, LLP (the "Sub-Advisor"), an affiliate of the Investment Manager, that sale

MORGAN STANLEY DEAN WITTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2000 (unaudited) continued

or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon; rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the respective life of the securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

MORGAN STANLEY DEAN WITTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2000 (unaudited) continued

F. OFFERING COSTS -- The Investment Manager incurred offering costs on behalf of the Fund in the amount of approximately $114,000 which will be reimbursed for the full amount thereof. Such expenses were deferred and are being amortized by the Fund on the straight-line method over a period of approximately one year or less from the commencement of operations.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 1.00% to the net assets of the Fund determined as of the close of each business day.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $8,072,289 at March 31, 2000.

MORGAN STANLEY DEAN WITTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2000 (unaudited) continued

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended March 31, 2000, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended March 31, 2000, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $313,682, and $3,500, respectively and received $17,669 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 2000 aggregated $88,517,186 and $94,431,187, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, Sub-Advisor and Distributor, is the Fund's transfer agent. At March 31, 2000, the Fund had transfer agent fees and expenses payable of approximately $91,000.

5. FEDERAL INCOME TAX STATUS

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $414,000 during fiscal 1999.

As of September 30, 1999, the Fund had temporary book/tax differences attributable to post-October losses and capital loss deferrals on wash sales.

MORGAN STANLEY DEAN WITTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2000 (unaudited) continued

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                   FOR THE PERIOD
                                                                     FOR THE SIX                 NOVEMBER 25, 1998*
                                                                    MONTHS ENDED                       THROUGH
                                                                   MARCH 31, 2000                SEPTEMBER 30, 1999
                                                              -------------------------       -------------------------
                                                                     (unaudited)
                                                                SHARES        AMOUNT            SHARES        AMOUNT
                                                              ----------   ------------       ----------   ------------
CLASS A
Sold........................................................     158,883   $  1,469,759          712,266   $  7,088,696
Reinvestment of dividends...................................      --            --                   498          4,804
Redeemed....................................................    (269,769)    (2,491,320)         (93,704)      (966,777)
                                                              ----------   ------------       ----------   ------------
Net increase (decrease) - Class A...........................    (110,886)    (1,021,561)         619,060      6,126,723
                                                              ----------   ------------       ----------   ------------
CLASS B
Sold........................................................   2,357,149     21,590,228       16,407,820    165,264,611
Reinvestment of dividends...................................      --            --                 6,205         59,814
Redeemed....................................................  (4,410,259)   (40,107,207)      (3,216,921)   (32,488,695)
                                                              ----------   ------------       ----------   ------------
Net increase (decrease) - Class B...........................  (2,053,110)   (18,516,979)      13,197,104    132,835,730
                                                              ----------   ------------       ----------   ------------
CLASS C
Sold........................................................     177,346      1,599,308          936,207      9,365,853
Reinvestment of dividends...................................      --            --                   365          3,517
Redeemed....................................................    (227,720)    (2,071,633)        (262,379)    (2,616,322)
                                                              ----------   ------------       ----------   ------------
Net increase (decrease) - Class C...........................     (50,374)      (472,325)         674,193      6,753,048
                                                              ----------   ------------       ----------   ------------
CLASS D
Sold........................................................     975,308      9,191,650           10,651        115,491
Reinvestment of dividends...................................      --            --                     4             40
Redeemed....................................................    (413,431)    (3,657,678)          (6,092)       (63,840)
                                                              ----------   ------------       ----------   ------------
Net increase - Class D......................................     561,877      5,533,972            4,563         51,691
                                                              ----------   ------------       ----------   ------------
Net increase (decrease) in Fund.............................  (1,652,493)  $(14,476,893)      14,494,920   $145,767,192
                                                              ==========   ============       ==========   ============

---------------------
* Commencement of operations.

MORGAN STANLEY DEAN WITTER VALUE FUND

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                 FOR THE PERIOD
                                                               FOR THE SIX     NOVEMBER 25, 1998*
                                                               MONTHS ENDED         THROUGH
                                                              MARCH 31, 2000   SEPTEMBER 30, 1999
-------------------------------------------------------------------------------------------------
                                                               (unaudited)
CLASS A SHARES++
SELECTED PER SHARE DATA:

Net asset value, beginning of period........................       $9.30            $10.00
                                                                   -----            ------

Income (loss) from investment operations:
 Net investment income......................................        0.02              0.05
 Net realized and unrealized gain (loss)....................        0.31             (0.74)
                                                                   -----            ------

Total income (loss) from investment operations..............        0.33             (0.69)
                                                                   -----            ------

Less dividends from net investment income...................        --               (0.01)
                                                                   -----            ------

Net asset value, end of period..............................       $9.63            $ 9.30
                                                                   =====            ======

TOTAL RETURN+(1)............................................        3.55%            (6.88)%

RATIOS TO AVERAGE NET ASSETS (2)(3):
Expenses....................................................        1.57%             1.59 %

Net investment income.......................................        0.49%             0.54 %

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................      $4,920            $5,779

Portfolio turnover rate (1).................................          72%               52 %

---------------------
 *   Commencement of operations.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VALUE FUND

                                                                                 FOR THE PERIOD
                                                               FOR THE SIX     NOVEMBER 25, 1998*
                                                               MONTHS ENDED         THROUGH
                                                              MARCH 31, 2000   SEPTEMBER 30, 1999
-------------------------------------------------------------------------------------------------
                                                               (unaudited)
CLASS B SHARES++
SELECTED PER SHARE DATA:

Net asset value, beginning of period........................      $ 9.25             $10.00
                                                                  ------             ------

Income (loss) from investment operations:
 Net investment loss........................................       (0.01)             (0.02)
 Net realized and unrealized gain (loss)....................        0.30              (0.72)
                                                                  ------             ------

Total income (loss) from investment operations..............        0.29              (0.74)
                                                                  ------             ------

Less dividends from net investment income...................        --                (0.01)
                                                                  ------             ------

Net asset value, end of period..............................      $ 9.54             $ 9.25
                                                                  ======             ======

TOTAL RETURN+(1)............................................        3.14 %            (7.45)%

RATIOS TO AVERAGE NET ASSETS (2)(3):
Expenses....................................................        2.33 %             2.34 %

Net investment loss.........................................       (0.27)%            (0.21)%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................    $106,370           $122,040

Portfolio turnover rate (1).................................          72 %               52 %

---------------------
 *   Commencement of operations.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VALUE FUND

                                                                                 FOR THE PERIOD
                                                               FOR THE SIX     NOVEMBER 25, 1998*
                                                               MONTHS ENDED         THROUGH
                                                              MARCH 31, 2000   SEPTEMBER 30, 1999
-------------------------------------------------------------------------------------------------
                                                               (unaudited)
CLASS C SHARES++
SELECTED PER SHARE DATA:

Net asset value, beginning of period........................     $ 9.26             $10.00
                                                                 ------             ------

Income (loss) from investment operations:
 Net investment loss........................................      (0.01)             (0.01)
 Net realized and unrealized gain (loss)....................       0.29              (0.72)
                                                                 ------             ------

Total income (loss) from investment operations..............       0.28              (0.73)
                                                                 ------             ------

Less dividends from net investment income...................       --                (0.01)
                                                                 ------             ------

Net asset value, end of period..............................     $ 9.54             $ 9.26
                                                                 ======             ======

TOTAL RETURN+(1)............................................       3.02 %            (7.35)%

RATIOS TO AVERAGE NET ASSETS (2)(3):
Expenses....................................................       2.33 %             2.21 %

Net investment loss.........................................      (0.27)%            (0.08)%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................     $5,977             $6,263

Portfolio turnover rate (1).................................         72 %               52 %

---------------------
 *   Commencement of operations.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VALUE FUND

                                                                                 FOR THE PERIOD
                                                               FOR THE SIX     NOVEMBER 25, 1998*
                                                               MONTHS ENDED         THROUGH
                                                              MARCH 31, 2000   SEPTEMBER 30, 1999
-------------------------------------------------------------------------------------------------
                                                               (unaudited)
CLASS D SHARES++
SELECTED PER SHARE DATA:

Net asset value, beginning of period........................       $9.32            $10.00
                                                                   -----            ------

Income (loss) from investment operations:
 Net investment income......................................        0.03              0.06
 Net realized and unrealized gain (loss)....................        0.32             (0.72)
                                                                   -----            ------

Total income (loss) from investment operations..............        0.35             (0.66)
                                                                   -----            ------

Less dividends from net investment income...................        --               (0.02)
                                                                   -----            ------

Net asset value, end of period..............................       $9.67            $ 9.32
                                                                   =====            ======

TOTAL RETURN+(1)............................................        3.76%            (6.65)%

RATIOS TO AVERAGE NET ASSETS (2)(3):
Expenses....................................................        1.33%             1.34 %

Net investment income.......................................        0.73%             0.79 %

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................      $5,504               $66

Portfolio turnover rate (1).................................          72%               52 %

---------------------
 *   Commencement of operations.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

SUB-ADVISOR
----------------------------------
Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributions Inc., member NASD.

MORGAN STANLEY
DEAN WITTER
VALUE FUND

Semiannual Report
March 31, 2000